                                                                  Exhibit 10.5.3
                                                         Name:  Mr. Walker Batts


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


       BRIERBROOK PARTNERS,
             L.L.C.                         PERCENTAGE                     CASH
           OWNERSHIP                        OWNERSHIP                     AMOUNT
       --------------------                 ----------                    ------
            $50,000                           3.33%                      $65,000





                                            /s/  R. Walker Batts
                                            ------------------------------------
                                            Name:  R. Walker Batts


May 22, 2002
    --